Exhibit 10.1
SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of March, 2009, by and between Silicon Valley Bank (“Bank”) and ENDOLOGIX, INC., a Delaware corporation (“Borrower”) whose address is 11 Studebaker, Irvine, CA 92618.
Recitals
     A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of February 21, 2007 as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of July 22, 2008 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
     C. Borrower has requested that Bank amend the Loan Agreement to (i) restructure the availability under the Revolving Line and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
     D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement.
          2.1 Section 2.2 (Overadvances) Section 2.2 is amended and restated in its entirety as follows:
               “2.2 Overadvances. If, at any time after the Covenant Default Date, the sum of (a) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), plus (b) the FX Reserve exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash such excess.”
          2.2 Section 2.3 (Interest Rates). Section 2.3(a) is amended and restated in its entirety as follows:
               “(a) Interest Rates.
                    (i) Subject to Section 2.3(b), (A) at all times prior to the Covenant Default Date, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one half of one percentage point (0.50%) above the Prime Rate; and (B) at all times beginning on the Covenant Default Date, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the greater of (I) one and one half of one percentage points (1.50%) above the Prime Rate or (II) five and one half percent (5.50%), which interest shall be payable monthly in accordance with Section 2.3(f) below.
                    (ii) Term Advances. Subject to Section 2.3(b), (A) at all times prior to the Covenant Default Date, the principal amount outstanding under the Term Line shall accrue interest at a per annum rate equal to one percentage point (1.00%) above the Prime Rate and (B) at all times beginning on the Covenant Default Date, the principal amount outstanding under the Term Line shall accrue interest at a per annum rate equal to the greater of (I) two percentage points (2.00%) above the Prime Rate or (II) six percent (6.00%) which interest shall be payable monthly in accordance with Section 2.3(f) below.”
          2.3 Section 5.3 (Accounts Receivable; Inventory). Section 5.3 is amended and restated in its entirety as follows:
          “5.3 Accounts Receivable; Inventory. For any Eligible Account in any Borrowing Base Certificate, all statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing such Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. Whether or not an Event of Default has occurred and is continuing, Bank may notify any Account Debtor owing Borrower money of Bank’s security interest in such funds and verify the amount of such Eligible Account. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Certificate. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.
          For any item of Inventory consisting of “Eligible Inventory” in any Borrowing Base Certificate, such Inventory (a) consists of raw materials or finished goods, in good, new, and salable condition, which is not perishable, returned, consigned, obsolete, not sellable, damaged, or defective, and is not comprised of demonstrative or custom inventory, works in progress, packaging or shipping materials, or supplies; (b) meets all applicable governmental standards; (c) has been manufactured in compliance with the Fair Labor Standards Act; (d) is not subject to any Liens, except the first priority Liens granted or in favor of Bank under this Agreement or any of the other Loan Documents; and (e) is located at the locations identified by Borrower in the Perfection Certificate where it maintains Inventory (or any location permitted under Section 7.2).”
          2.4 Section 6.2 (Financial Statements, Reports, Certificates). New Section 6.2(d) is added as follows:
          “(d) At all times beginning on the Covenant Default Date, within twenty (20) days after the last day of each month and/or promptly upon request therefor by Bank, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with (i) aged listings of accounts receivable and accounts payable (by invoice date) and (ii) perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by Bank in its good faith business judgment.”
          2.5 Section 6.7 (Financial Covenants). Section 6.7 is amended and restated in its entirety as follows:
               “6.7 Financial Covenants.
                    Borrower shall maintain, at all times to be tested, as of the last day of each month, unless otherwise noted:

               (a) Liquidity Ratio. A ratio of (i) Cash at Bank (excluding any restricted cash) plus availability under the Revolving Line to (ii) all amounts owing from Borrower to Bank under the Term Line of at least 1.50 to 1.00.
               (b) Tangible Net Worth.
                    (i) A Tangible Net Worth of at least Thirteen Million Dollars ($13,000,000) at all times, which amount shall be increased by fifty percent (50%) of issuances of equity (other than issuances under Borrower’s equity compensation plans) or Subordinated Debt received after March 3, 2009 in the month following such issuance and by fifty percent (50%) of Net Income in the first month following the calendar quarter which Net Income is earned.
                    (ii) Notwithstanding the foregoing, at all times from the Covenant Default Date (if the Covenant Default Date is prior to June 29, 2009) until June 29, 2009, Borrower shall maintain a Tangible Net Worth of at least Twelve Million Dollars ($12,000,000) and (ii) at all times beginning on the later of (a) the Covenant Default Date (if the Covenant Default Date is after June 30, 2009) or (b) June 30 2009, Borrower shall maintain a Tangible Net Worth of at least Twelve Million Five Hundred Thousand Dollars ($12,500,000), which amounts shall be increased by fifty percent (50%) of issuances of equity (other than issuances under Borrower’s equity compensation plans) or Subordinated Debt received after March 3, 2009 in the month following such issuance and by fifty percent (50%) of Net Income in the first month following the calendar quarter which Net Income is earned.”
          2.6 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are added or amended in their entirety and replaced with the following:
          “Availability Amount” is (I) at all times prior to the Covenant Default Date, (a) the Revolving Line minus (b) the FX Reserve, and minus (c) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services) and (II) at all times after the Covenant Default Date, (a) the lesser of (i) the Revolving Line or the (ii) the Borrowing Base, minus (b) the FX Reserve, and minus (c) the outstanding principal balance of any Advances (including any amounts used for Cash Management Services).
          “Borrowing Base” is (a) eighty percent (80%) of Eligible Accounts plus (b) the least of (i) twenty percent (20%) of the value of Borrower’s Eligible Inventory (valued at the lower of cost or wholesale fair market value), (ii) an amount equal to forty percent (40%) of Eligible Accounts or (iii) One Million Dollars ($1,000,000), all as determined by Bank from Borrower’s most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing amount and percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.
          “Borrowing Base Certificate” is that certain certificate in the form attached hereto as Exhibit E.
          “Covenant Default Date” is the first date on which Borrower is not in complete compliance with either Section 6.7(a) or 6.7(b)(i) hereof.
          “Eligible Accounts” means Accounts which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include:
     (a) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

     (b) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;
     (c) Accounts billed in the United States and owing from an Account Debtor which does not have its principal place of business in the United States or Canada unless such Accounts are otherwise Eligible Accounts and (i) covered in full by credit insurance satisfactory to Bank, less any deductible, (ii) supported by letter(s) of credit acceptable to Bank, (iii) supported by a guaranty from the Export-Import Bank of the United States, or (iv) that Bank otherwise approves of in writing.;
     (d) Accounts billed and payable outside of the United States unless the Bank has a first priority, perfected security interest or other enforceable Lien in such Accounts;
     (e) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise — sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;
     (f) Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;
     (g) Accounts with credit balances over ninety (90) days from invoice date;
     (h) Accounts owing from an Account Debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;
     (i) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;
     (j) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;
     (k) Accounts owing from an Account Debtor that has not been invoiced or where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);
     (l) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);
     (m) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);
     (n) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;
     (o) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank in its sole discretion wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);
     (p) Accounts for which the Account Debtor has not been invoiced;
     (q) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;
     (r) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond 90 days;
     (s) Accounts subject to chargebacks or others payment deductions taken by an Account Debtor (but only to the extent the chargeback is determined invalid and subsequently collected by Borrower);
     (t) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and
     (u) Accounts for which Bank in its good faith business judgment determines collection to be doubtful.
          “Eligible Inventory” means Inventory that meets all of Borrower’s representations and warranties in Section 5.3 and is otherwise acceptable to Bank in all respects.
          2.7 Exhibit D is hereby replaced with Exhibit D attached hereto.
          2.8 Exhibit E is hereby added in the form attached hereto.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of borrowing resolutions for Borrower and (c) Borrower’s payment of a restructuring fee in the amount equal to Five Thousand Dollars ($5,000).
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Endologix, Inc.

By:	/s/ Victor Le	By:	/s/ Robert J. Krist

Name:	Victor Le	Name:	Robert J. Krist
Title:	Relationship Manager	Title:	Chief Financial Officer

BORROWING RESOLUTIONS
CORPORATE BORROWING CERTIFICATE

Borrower:	Endologix, Inc.	Date: March 3, 2009
Bank:	Silicon Valley Bank
                         I hereby certify as follows, as of the date set forth above:
A. I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
B. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.
C. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 1 above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
D. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.
Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Authorized to
Add or Remove
Name	Title	Signature	Signatories

☐

☐

☐

☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.
Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Silicon Valley Bank (“Bank”).

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Letters of Credit. Apply for letters of credit from Bank.

Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.
Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.
E. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:

Name:

Title:

          *** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
           I, the                                          of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.
                         [print title]

By:

Name:

Title:

EXHIBIT D
COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: ENDOLOGIX, INC.	Date:
     The undersigned authorized officer of Endologix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower [or any of its Subsidiaries] relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings	As requested by Bank and Monthly within 20 days after Covenant Default Date	Yes No

Borrowing Base Certificate, Inventory Report	Monthly within 20 days and as requested by Bank after Covenant Default Date	Yes No
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual		Complies
Maintain on a Monthly Basis:
Minimum Liquidity Ratio	1.50:1.0		:1.0	Yes No

Minimum Tangible Net Worth	*	$		Yes No

*	at least (i) Thirteen Million Dollars ($13,000,000) at all times prior to the Covenant Default Date, (ii) Twelve Million Dollars ($12,000,000) at all times from the Covenant Default Date (if the Covenant Default Date is prior to June 29, 2009) until June 29, 2009 and (iii) Twelve Million Five Hundred Thousand Dollars ($12,500,000) at all

times beginning on the later of (a) the Covenant Default Date (if the Covenant Default Date is after June 30, 2009) or (b) June 30, 2009, which amounts shall be increased by fifty percent (50%) of issuances of equity (other than issuances under Borrower’s equity compensation plans) or Subordinated Debt received after February , 2009 in the month following such issuance and by fifty percent (50%) of Net Income in the first month following the calendar quarter which Net Income is earned.

     The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
     The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ENDOLOGIX, INC.	BANK USE ONLY

Received by:

By:		AUTHORIZED SIGNER

Name:	Date:

Title:	Verified:

AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:
I. Liquidity Ratio (Section 6.7(a))
Required:                1.50:1.00
Actual:

A. Aggregate value of the unrestricted cash of Borrower held at Bank	$

B. Aggregate availability under the Revolving Line	$

C. Liquidity (the sum of lines A and B)	$

D. Aggregate value of Obligations to Bank under the Term Line	$

E. Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than 1.50:1:00?

No, not in compliance	Yes, in compliance
II. Tangible Net Worth (Section 6.7(b))
Required: at least (i) Thirteen Million Dollars ($13,000,000) at all times prior to the Covenant Default Date, (ii) Twelve Million Dollars ($12,000,000) at all times from the Covenant Default Date (if the Covenant Default Date is prior to June 29, 2009) until June 29, 2009 and (iii) Twelve Million Five Hundred Thousand Dollars ($12,500,000) at all times beginning on the later of (a) the Covenant Default Date (if the Covenant Default Date is after June 30, 2009) or (b) June 30, 2009, which amounts shall be increased by fifty percent (50%) of issuances of equity (other than issuances under Borrower’s equity compensation plans) or Subordinated Debt received after February                     , 2009 in the month following such issuance and by fifty percent (50%) of Net Income in the first month following the calendar quarter which Net Income is earned
Actual:

A. Aggregate value of total assets of Borrower	$

B. Aggregate value of goodwill of Borrower	$

C. Aggregate value of intangible assets of Borrower	$

D. Aggregate value of any reserves not already deducted from assets	$

E. Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness	$

F. Aggregate Value of Subordinated Debt	$

G. Tangible Net Worth (line A minus line B minus line C minus line D minus line E plus line F)	$

Is line G equal to or greater than (i) Thirteen Million Dollars ($13,000,000) at all times prior to the Covenant Default Date, (ii) Twelve Million Dollars ($12,000,000) at all times from the Covenant Default Date (if the Covenant Default Date is prior to June 29, 2009) until June 29, 2009 and (iii) Twelve Million Five Hundred Thousand Dollars ($12,500,000) at all times beginning on the later of (a) the Covenant Default Date (if the Covenant Default Date is after June 30, 2009) or (b) June 30, 2009, which amounts shall be increased by fifty percent (50%) of issuances of equity (other than issuances under Borrower’s equity compensation plans) or Subordinated Debt received after February       , 2009 in the month following such issuance and by fifty percent (50%) of Net Income in the first month following the calendar quarter which Net Income is earned

No, not in compliance	Yes, in compliance

EXHIBIT E
BORROWING BASE CERTIFICATE
Borrower: ENDOLOGIX, INC.
Lender: Silicon Valley Bank
Commitment Amount: $5,000,000

ACCOUNTS RECEIVABLE
1. Accounts Receivable (invoiced) Book Value as of	$

2. Additions (please explain on reverse)	$

3. TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4. Amounts over 90 days due	$

5. Balance of 50% over 90 day accounts	$

6. Foreign Accounts	$

7. Foreign Invoiced Accounts	$

8. Contra/Customer Deposit Accounts	$

9. Intercompany/Employee Accounts	$

10. Credit balances over 90 days	$

11. Concentration Limits	$

12. U.S. Governmental Accounts	$

13. Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$

14. Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$

15. Accounts for Retainage Billing	$

16. Trust Accounts	$

17. Bill and Hold Accounts	$

18. Unbilled Accounts	$

19. Non-Trade Accounts	$

20. Accounts with Extended Term Invoices	$

21. Accounts subject to Chargebacks	$

22. Disputed Accounts	$

23. Other (please explain on reverse)	$

24. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

25. Eligible Accounts (#3 minus #24)	$

26. ELIGIBLE AMOUNT OF ACCOUNTS (80% of #25)	$

INVENTORY
27. Eligible Inventory Value as of	$

28. ELIGIBLE AMOUNT OF INVENTORY (Least of (i) 20% of #27, (ii) 40% of #25 or (iii) $1,000,000)	$

BALANCES

29. Maximum Loan Amount		$5,000,0000

30. Total Funds Available [Lesser of #29 or (#26 plus #28)]	$

31. Present balance owing on Line of Credit	$

32. Outstanding under Sublimits	$

33. RESERVE POSITION (#30 minus #31 and #32)	$

[Continued on following page.]

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY

Received by:

COMMENTS:			AUTHORIZED SIGNER
Date:

By:		Verified:

	Authorized Signer		AUTHORIZED SIGNER
Date:		Date:

		Compliance Status:	Yes No